UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                               Amendment No. 1 to
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 22, 2005

                              Analog Devices, Inc.
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             (Exact name of registrant as specified in its charter)

             Massachusetts            1-7819               04-2348234
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        (State or other juris-      (Commission           (IRS Employer
       diction of incorporation     File Number)        Identification No.)


              One Technology Way, Norwood, MA                    02062
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         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (781) 329-4700


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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                                Explanatory Note

Analog Devices Inc. (the "Company") is filing this amendment to its Current Report on Form 8-K filed on November 28, 2005 to provide additional information that was not determined at the time the original report was filed.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 6, 2005 the Board of Directors of the Company (the "Board") appointed Mr. Severino to the Compensation Committee of the Board effective as of such date. The Company previously reported that, effective November 22, 2005, Mr. Severino had been elected to the Board. In connection with his service on the Board, Mr. Severino will be entitled to receive an annual cash retainer and an annual stock option grant pursuant to the Company's director compensation policy. The full text of the press release issued in connection with this announcement was filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed on November 28, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 7, 2005            ANALOG DEVICES, INC.

                                   By:  /s/ Joseph E. McDonough
                                        ------------------------------
                                        Joseph E. McDonough
                                        Vice President-Finance and Chief
                                        Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)